FORUM FUNDS

THE MARKET NEUTRAL FUND
(Formerly known as the Dover Long/Short Sector Fund)

Supplement dated November 2, 2009 to the Prospectus dated September 1, 2009

On October 30, 2009, the Board of Trustees (the “Board”) of the Forum Funds (the “Trust”) approved a plan of liquidation and termination of The Market Neutral Fund (“Fund”), upon notice of resignation by the investment adviser to the Fund, Tocqueville Asset Management L.P. (the “Adviser”). Given the limited number of shareholders currently in the Fund and the decline in asset levels, the Adviser does not believe that it can execute the Fund’s investment objective and strategy. As such, the Board concluded that it would be in the best interests of the Fund and its shareholders to liquidate and terminate the Fund.

In anticipation of the liquidation, the Fund will stop accepting purchases into the Fund on or about November 2, 2009. The Fund will begin its process of winding up and liquidation as soon as reasonably practicable. It is anticipated that the liquidation will occur on or about November 20, 2009. Following liquidation, the Fund will distribute cash pro rata to all remaining shareholders who have not previously redeemed or exchanged all of their shares. Once the distribution is complete, the Fund will terminate.

If you own Fund shares in a tax deferred account, such as an individual retirement account, 401(k) or 403(b) account, you should consult your tax adviser to discuss the Fund’s liquidation and determine its tax consequences.

For more information, please contact a Fund customer service representative at (888) 368-3755 (toll free).

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PLEASE RETAIN FOR FUTURE REFERENCE.